Other operating income / (expense), net (Tables)	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Schedule of Other Operating Income (Expense)

	2024	2023	2022
Gain / (loss) from commodity derivative financial instrument	10,593	6,913	(6,842)
(Loss) / gain from disposal of other property items	(2,408)	4,747	3,718
Net (loss) / gain from fair value adjustment of investment property	(23,375)	10,620	(2,961)
Gain from disposal of farmland and other assets (Note 21)	6,050	6,334	—
Impairment of assets destroyed by fire (*)	(14,259)	—	—
Tax credits recognized (**)	19,486	—	—
Others	8,737	(3,024)	7,955
	4,824	25,590	1,870

(*) In September 2024, a fire in our Peanut facility located in the Province of Cordoba damaged a warehouse cell and inventory stored therein. As a result, the Company recognized an impairment loss of approximately US$ 12.0 million and US$ 2.0 million for inventories and property, plant and equipment, respectively. The appraisal of damages is currently being evaluated by insurance experts. The Company has insurance coverage that we estimate will cover all damages caused by the event suffered. Any insurance proceeds will be recognized as other income when received.

(**) This amount includes US$ 11.3 million related to non-income tax credits resulting from a judicial decision regarding the exclusion of ICMS from the calculation base for PIS and COFINS, as well as US$ 8.1 million related to federal grant credits.